Update on Strategic Alternatives Process October 24, 2006

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Rule 3b-6 under The Securities Exchange Act of 1934, including, without limitation, statements regarding expected performance, especially expectations with respect to sales, research and development expenditures, earnings per share, capital expenditures, acquisitions, divestitures, collaborations, or other expansion opportunities. These statements may be identified by the fact that words such as "expects", "anticipates", "intends", "estimates", "believes" or similar expressions are used in connection with any discussion of future events and financial and operating performance. The forward- looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations including but not limited to, global economic trends, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and/or regulations (particularly environmental issues), tax rate, interest rate, technology, manufacturing and legal issues, changes in foreign exchange rates, performance of minority investments, uncollectible receivables, loss on disposition of assets, cancellation or delays in renewal of contracts, and lack of suitable raw materials or packaging materials, the possibility that the value of the acquisition of PermaDermTM cultured skin may not be realized or that our plans to obtain a Humanitarian Device Exemption, completion of clinical trials and commercialization of PermaDerm cultured skin in the United States may not be successful, the Company may not receive regulatory approval for its products, the outcome of the evaluation of strategic alternatives, the satisfaction of the conditions to closing set forth in the stock purchase agreement with Lonza are satisfied and the transaction closes, and the availability of financing on favorable terms in order to fund the portion of the special dividend that is not being funded from proceeds of the sale. For further details and a discussion of these and other risks and uncertainties, investors are cautioned to review the Cambrex 2005 Annual Report on Form 10-K, including the Forward-Looking Statement section therein, and other filings with the Securities and Exchange Commission, including the Current Report on Form 8-K filed on October 24, 2006. The Company undertakes no obligation to publicly update any forward- looking statement, whether as a result of new information, future events or otherwise.

Good for Cambrex Stockholders Full and fair value for two businesses sold after thorough process Substantial special cash dividend to stockholders of $13.50 to $14.50 per share expected Continuing equity interest in more focused and streamlined Human Health business

Process Overview: Exploration of Strategic Alternatives Cambrex undertook a thorough exploration of strategic alternatives beginning with a public announcement in January 2006 Cambrex announced in February 2006 that Bear Stearns was retained to advise on options for maximizing stockholder value Indications of interest solicited from numerous potential buyers, both strategic and financial, for all or parts of Cambrex Evaluated all offers in highly competitive process

Conclusions of Strategic Review No firm bid for entire Company at fair value Sale of Bio Businesses to Lonza represents most effective means of maximizing stockholder value Sale of Cork and Landen facilities will improve Human Health profitability and cash flow Continued operation of Human Health expected to deliver greater value to stockholders than any alternatives presented to date

Bio Businesses: Key Transaction Terms Sale of Bio Businesses to Lonza for cash consideration of $460 million Tax-efficient transaction with net proceeds of approximately $450 million All liabilities of Bio Businesses assumed by buyer other than taxes and certain employee benefits obligations incurred pre-closing No financing contingency Subject to Cambrex stockholder approval and customary closing conditions Expected close in 90-120 days Cambrex may consider unsolicited superior acquisition proposals presented between signing and stockholder approval

Creating Stockholder Value: Sale of Bio Businesses Premium valuation: 15 X LTM EBITDA Unlocks value of Bioproducts business Eliminates cash and profitability drain of Biopharma business Removes execution risk in selling Biopharma business separately Negligible tax leakage Excellent "public company" transaction terms All cash consideration of $460 million Net proceeds of approximately $450 million

Creating Stockholder Value: Sale of Cork and Landen Challenged by mature product lines High capex requirements Avoided plant shutdown costs of $20 to $25 million Eliminated businesses with: 2005 operating loss of $5.0 million* 2005 negative cash flow of $2.3 million* *Note: Pro forma values exclude non-cash impairment charges during 4Q05

Creating Stockholder Value: Recapitalization / Dividend Distribution Shortly after closing, Cambrex plans to borrow $125 - $150 million (subject to availability on favorable terms) Net proceeds from sale and expected debt financing will fund special dividend Distribute approximately $13.50 to $14.50 per share to stockholders

Creating Stockholder Value: Focus on Human Health Business Profitable, focused business in growing markets Focus on niche growth markets (High Potency, High Containment, Tastemasking and DEA Controlled Substances) Premier generic API business Industry-leading sales growth and EBITDA margins Four facilities (two in US, two in Europe) Excellent regulatory track record Strong customer relationships

Cambrex Path Forward Build world-class pharma services business Capitalize on expected growth in API market Leverage strong custom development pipeline Rebalance product line Place immediate emphasis on: Annual corporate cost reduction of $8 million Operational improvements Pursue accretive, bolt-on acquisitions Continue commitment to explore all strategic alternatives

Pro Forma Post-Divestiture Financials In US$ (millions) FY 2005 June YTD 2006 Sales 223.8 117.2 Gross Profit 86.3 41.9 EBIT 33.0 16.3 EBITDA 53.3 25.9 Capex 19.3 9.3 NOTE: The data presented above assumes the BioPharma, Bioproducts, Cork, Ireland and Landen, Belgium businesses were divested as of 1/1/05. This data also reflects the Company's current estimate of post-divestiture corporate headquarters expense and does not reflect restructuring costs necessary to reduce corporate costs to this level. In addition, these results do not, and are not intended to, comply with the provisions of SEC Regulation S-X regarding presentation of pro forma financial information in a proxy statement, and the pro forma information contained in the proxy statement and our actual costs upon divestiture may turn out to be materially different. Leverage Ratio (Debt/EBITDA): 2.3x - 2.8x (assuming debt of $125-$150 million)

Roadmap to Completion File preliminary proxy materials with SEC Obtain other regulatory clearances Clear proxy materials with SEC / mail to stockholders Conduct stockholder vote at special meeting Close transaction (expected in 90 to 120 days) Arrange debt financing Distribute dividend to stockholders

Corporate Governance Initiatives Ongoing commitment to be responsive to stockholders and implement best practices in corporate governance Proposal to declassify Board at 2007 Annual Meeting of Stockholders If approved, Board also expects to implement majority voting for Directors

Good for Cambrex Stockholders Full and fair value for two businesses sold after thorough process Substantial special cash dividend to stockholders of $13.50 to $14.50 per share expected Continuing equity interest in more focused and streamlined Human Health business

Proxy Statement and Participants in Solicitation Proxy Statement Cambrex Corporation plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with a special meeting of stockholders to be called to approve the Bio Businesses transaction. The Proxy Statement will contain important information about Cambrex Corporation, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Cambrex Corporation through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Cambrex Corporation by contacting Peter Thauer, Senior Vice President, General Counsel and Secretary, Cambrex Corporation. Participants in the Solicitation Cambrex Corporation and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Cambrex Corporation's stockholders with respect to the proposed Bio Businesses transaction. Information regarding the executive officers and directors of Cambrex Corporation is included in its definitive Proxy Statement for its 2006 annual meeting filed with the SEC on June 9, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the Proxy Statement to be filed with the SEC in connection with the proposed Bio Businesses transaction.